DWS VARIABLE SERIES II

   SUPPLEMENT TO THE CURRENTLY EFFECTIVE PROSPECTUSES OF THE LISTED PORTFOLIO:

                            -----------------------

                            DWS Strategic Income VIP


The following information replaces similar disclosure regarding the iGAP strategy under "The Portfolio's Main Investment Strategy" section of the portfolio's prospectuses:

iGAP Strategy. In addition to the portfolio's main investment strategy, the Advisor seeks to enhance returns by employing a global tactical asset allocation overlay strategy. This strategy, which the Advisor calls iGAP (integrated Global Alpha Platform), attempts to take advantage of short- and medium-term mispricings within global equity, bond and currency markets. The iGAP strategy is implemented through the use of derivatives, which are contracts or other instruments whose value is based on, for example, indices, currencies or securities. The iGAP strategy primarily uses exchange-traded futures contracts on global bonds, equities and currencies and over-the-counter forward currency contracts, and is expected to have a low correlation with the portfolio's securities holdings.

The following information replaces similar disclosure in William Chepolis' biographical information in "The Portfolio Managers" section of the portfolio's prospectuses:

  o   Portfolio Manager for Retail Fixed Income: New York.
  o   Joined the portfolio in 2005.










               Please Retain This Supplement for Future Reference





                                                                     [Logo]DWS
                                                                   INVESTMENTS
                                                           Deutsche Bank Group
October 17, 2008
VS-3613